UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
May 31, 2025

WESTERN ASSET
HIGH YIELD DEFINED OPPORTUNITY FUND INC. (HYI)

Fund objectives
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities. Corporate securities include those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities.

The Fund has a limited term and as a fundamental policy intends to liquidate and distribute substantially all of its net assets to stockholders after making appropriate provisions for any liabilities of the Fund on or about September 30, 2025.
What’s inside

II
Western Asset High Yield Defined Opportunity Fund Inc.

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the twelve-month reporting period ended May 31, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notice
During a Special Meeting of Stockholders re-convened on June 6, 2025, stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on September 30, 2025, and eliminating the Fund’s fundamental policy to liquidate on or about September 30, 2025.
As a result of the proposal’s approval, the following will occur:
•
 The Fund will conduct a tender offer begin in June 2025 for up to 100% of the Fund’s outstanding shares of common stock (“Shares”) at a price per share equal to 100% of the Fund’s net asset value per Share on the day on which the tender offer expires (the “Tender Offer”);
•
 If the Fund maintains at least $75 million of net assets following the Tender Offer, the Fund will change its name from “Western Asset High Yield Defined Opportunity Fund Inc.” to “Western Asset High Yield Opportunity Fund Inc.” The Fund’s ticker symbol will remain “HYI”. The Fund’s CUSIP, 95768B107, will not change;
•
 If less than $75 million of net assets remain in the Fund following the Tender Offer, the Tender Offer will be cancelled and the Fund will proceed to liquidate on or about September 30, 2025 without further action by stockholders; and
•
 The Fund’s investment manager has agreed to waive 20 basis points of its annual management fee (the “Fee Waiver”) for a period of one year following the proposal’s approval. The Fee Waiver will terminate on June 6, 2026.
Western Asset High Yield Defined Opportunity Fund Inc.

III

Letter from the president (cont’d)
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
June 30, 2025

IV
Western Asset High Yield Defined Opportunity Fund Inc.

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. We believe the extensive credit research and security selection expertise of Western Asset Management Company, LLC (Western Asset), the Fund’s subadviser, will be key factors in driving Fund performance.
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. Currently, the Fund focuses on lower-quality and higher-yielding opportunities in the below investment grade corporate debt markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed income securities issued by U.S. or foreign governments, agencies and instrumentalities and/or fixed income securities that are of investment grade quality. The Fund has a limited term and as a fundamental policy intends to liquidate and distribute substantially all of its net assets to stockholders after making appropriate provisions for any liabilities of the Fund on or about September 30, 2025.
In purchasing securities and other investments for the Fund, Western Asset may take full advantage of the entire range of maturities offered by fixed income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different durations and its expectations of future changes in interest rates. The Fund is also permitted purchases of equity securities (including but not limited to common stock, preferred stock, convertible securities, warrants of U.S. and non-U.S. issuers). The Fund may utilize a variety of derivative instruments primarily for hedging and risk management purposes, although the Fund may also use derivative instruments for investment purposes.
At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan, Walter Kilcullen and Christopher F. Kilpatrick.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility, but generated a positive return over the twelve months ended May 31, 2025. The market was driven by several factors, including an overall resilient economy, moderating but “sticky” inflation, shifting U.S. Federal Reserve (Fed) monetary policy, a U.S. trade war, and several geopolitical issues.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Fund overview (cont’d)
The Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December 2024 reduction put the federal funds target rate at 4.25%-4.50%, the lowest level since December 2022. However, since that time, the Fed has remained on hold as it weighs the impact of President Trump’s tariffs on the economy and inflation.
The two-year Treasury yield began the reporting period at 4.89% and ended at 3.89%, whereas the ten-year Treasury yield began the reporting period at 4.51% and ended at 4.41%. All told, the Bloomberg U.S. Aggregate Indexi returned 5.46% for the twelve months ended May 31, 2025. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global)iii returned 9.32% and 7.78%, respectively.
Q. How did we respond to these changing market conditions?
A. A number of changes were made to the portfolio during the reporting period. We increased our below investment-grade corporate exposure, as well as our opportunistic allocation to bank loans. We trimmed our allocations to emerging markets debt (mainly U.S. dollar-denominated corporates) and investment-grade corporate bonds. From a sector perspective, we reduced exposure mainly in the financials, while adding to communication services and basic industry1 issuers.
Currency forwards and index credit default swaps, used to manage the Fund’s currency and credit exposures respectively, both contributed positively to performance.
Performance review
For the twelve months ended May 31, 2025, Western Asset High Yield Defined Opportunity Fund Inc. returned 8.20% based on its net asset value (NAV)iv and 13.78% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. High Yield — 2% Issuer Cap B Component Indexv, the Bloomberg U.S. High Yield — 2% Issuer Cap Caa Component Indexvi and the Composite Indexvii, returned 8.42%, 14.68% and 10.90%, respectively, for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $1.14 per share of which $0.16 will be treated as return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2025. Past performance is no guarantee of future results.

Basic Industry consists of the following industries: chemicals, metals & mining and paper.
*
For the tax character of distributions paid during the fiscal year ended May 31, 2025, please refer to page 47 of this report.

2
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Performance Snapshot as of May 31, 2025
Price Per Share	12-Month Total Return**
$11.88 (NAV)	8.20%†
$11.85 (Market Price)	13.78%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Within our developed market, high-yield allocation, several positions were rewarded. Examples of overweight positions that outperformed within the communications space were Dish DBS Corp., CSC Holdings LLC, Altice France SA and Viasat, Inc. Issuers in the consumer cyclical2 space also contributed and examples of overweight positions that outperformed were cruise lines Carnival PLC and Norwegian Cruise Lines (NCL Finance Ltd.), gaming company 888 Acquisitions Ltd., and Wynn Macau Ltd.
Our allocation to emerging markets was beneficial. An overweight to provincial debt in Argentina, specifically Provincia De Cordoba was rewarded, as were overweights to Brazilian energy company Petrobras and Brazilian metals and mining company Vale, as well as Dominican Republic local sovereign debt.
Our overweight to bank loans also outperformed. Examples of contributors were radio station operator iHeartCommunications Inc., security and facility services company Allied Universal Holdco, and medical-surgical product distributor Medline.
Investment-grade rated debt in general underperformed lower quality, higher levered, and shorter duration spread products during the period. That said, a handful of overweights were materially additive to performance. Examples of overweights that outperformed were subordinated exposures to several large global money center banks such as Lloyds Banking Group PLC, BNP Paribas SA and UBS Group AG. In addition, exposures to communications companies such as Sprint Capital Corp. and Charter Communications were beneficial.
Q. What were the leading detractors from performance?
A. The largest detractor from the Fund’s relative performance was our higher quality bias relative to the Fund’s custom benchmark. We were not able to keep up with the material

Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Fund overview (cont’d)
CCC and below-rated allocation of the custom benchmark and, as a result, overweight allocations to investment-grade and BB-rated credits detracted from results.
In addition to the escrow receipt resulting from our opportunistic allocation to Credit Suisse AT1s in March 2023 that traded down in price and was a detractor from performance, the fact that the Fund did not hold benchmark exposure to certain communications issuers such as Lumen Technologies, Frontier Communications and Uniti Group/CSL Capital, which performed well, detracted from performance. An overweight allocation to PM General Purchaser LLC (which does business as AM General, a U.S. military and commercial automotive manufacturer) was also a significant detractor.
While our emerging market positions largely performed well during the reporting period, our overweight to Mexican local sovereign debt was a detractor from performance.
Looking for additional information?
The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XHYIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset High Yield Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
June 20, 2025
RISKS: The Fund is a non-diversified, limited term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

high yield bonds, commonly known as “junk bonds,” which are subject to greater liquidity and credit risk (risk of default) than higher-rated obligations. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of May 31, 2025, and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 28 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2025, were: consumer discretionary (20.8%), communication services (17.1%), industrials (13.9%), energy (10.8%) and health care (8.8%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Fund overview (cont’d)
i
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
ii
The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
iii
The JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
v
The Bloomberg U.S. High Yield — 2% Issuer Cap B Component Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. High Yield Index and is comprised of B-rated securities included in this index.
vi
The Bloomberg U.S. High Yield — 2% Issuer Cap Caa Component Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. High Yield Index and is comprised of Caa-rated securities included in this index.
vii
The Composite Index reflects the blended rate of return of the following underlying and unmanaged indices: 60% the Bloomberg U.S. High Yield — 2% Issuer Cap Index B Component and 40% the Bloomberg U.S. High Yield — 2% Issuer Cap Index Caa Component.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of May 31, 2025
As of May 31, 2024
30%
25%
20%
15%
10%
5%
0%
20.9
24.3
17.2
12.7
13.9
11.8
10.8
13.0
8.7
7.5
7.0
6.2
6.8
10.1
6.3
4.8
2.5
4.4
2.1
1.7
1.1
0.7
0.8
0.5
0.1
0.0
1.8
2.3
Consumer discretionary
Communication services
Industrials
Energy
Health care
Materials
Financials
Information technology
Sovereign bonds
Real estate
Utilities
Consumer staples
Collateralized mortgage obligations
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of May 31, 2025, and May 31, 2024, and does not include derivatives, such as forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 5/31/25	8.20%
Five Years Ended 5/31/25	4.23
Ten Years Ended 5/31/25	3.73
Cumulative total returns[1]
5/31/15 through 5/31/25	44.29%

Market Price
Average annual total returns[2]
Twelve Months Ended 5/31/25	13.78%
Five Years Ended 5/31/25	5.31
Ten Years Ended 5/31/25	5.39
Cumulative total returns[2]
5/31/15 through 5/31/25	69.05%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Historical performance
Value of $10,000 invested in
Western Asset High Yield Defined Opportunity Fund Inc. vs. Benchmark Indices† — May 2015 - May 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $10,000 invested in Western Asset High Yield Defined Opportunity Fund Inc. on May 31, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through May 31, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index B Component, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component and the Composite Index (each an Index and together, the “Indices”). The Bloomberg Corporate U.S. High Yield — 2% Issuer Cap Index B Component is an index of the 2% Issuer Cap component of the broader Bloomberg U.S. Corporate High Yield Index and is comprised of B-rated securities included in this index. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component is an index of the 2% Issuer Cap component of the broader Bloomberg U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this index. The Composite Index reflects the blended rate of return of the following underlying indices: 60% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index B Component and 40% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 86.7%
Communication Services — 15.6%
Diversified Telecommunication Services — 4.5%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	1,280,000	$1,003,408 (a)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	3,150,000	2,410,278 (a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	2,550,000	913,805 (a)
Altice France Holding SA, Senior Secured Notes	6.000%	2/15/28	2,130,000	777,622 (a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	1,380,000	1,165,739 (a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	290,000	246,616 (a)
Level 3 Financing Inc., Senior Secured Notes	11.000%	11/15/29	4,880,000	5,542,049 (a)
Total Diversified Telecommunication Services				12,059,517
Entertainment — 0.9%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	990,000	361,350 (a)
Banijay Entertainment SAS, Senior Secured Notes	8.125%	5/1/29	1,970,000	2,046,144 (a)
Total Entertainment				2,407,494
Interactive Media & Services — 0.3%
Snap Inc., Senior Notes	6.875%	3/1/33	800,000	811,149 (a)
Media — 5.2%
AMC Networks Inc., Senior Notes	4.250%	2/15/29	210,000	160,858
AMC Networks Inc., Senior Secured Notes	10.250%	1/15/29	490,000	519,892 (a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	430,000	371,491 (a)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.850%	4/1/61	1,500,000	925,334
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	10.000%	2/15/31	530,000	516,232 (a)
DISH DBS Corp., Senior Notes	7.375%	7/1/28	1,360,000	935,297
EchoStar Corp., Senior Secured Notes	10.750%	11/30/29	5,985,100	6,018,467
EchoStar Corp., Senior Secured Notes (6.750% Cash or 6.750% PIK)	6.750%	11/30/30	3,273,247	2,817,039 (b)
Getty Images Inc., Senior Secured Notes	11.250%	2/21/30	80,000	79,474 (a)
Gray Media Inc., Senior Notes	5.875%	7/15/26	1,000,000	997,585 (a)
iHeartCommunications Inc., Senior Secured Notes	9.125%	5/1/29	522,500	434,320 (a)
Sirius XM Radio LLC, Senior Notes	3.875%	9/1/31	500,000	437,605 (a)
Total Media				14,213,594
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 4.7%
CSC Holdings LLC, Senior Notes	11.250%	5/15/28	200,000	$198,068 (a)
CSC Holdings LLC, Senior Notes	11.750%	1/31/29	2,110,000	1,979,330 (a)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	2,300,000	1,580,374 (a)
CSC Holdings LLC, Senior Notes	4.625%	12/1/30	1,610,000	741,977 (a)
CSC Holdings LLC, Senior Notes	3.375%	2/15/31	600,000	393,516 (a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	2,870,000	1,942,780 (a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,288,000	4,588,180
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	130,000	155,778
Sprint LLC, Senior Notes	7.625%	3/1/26	530,000	535,879
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	540,000	496,322 (a)
Total Wireless Telecommunication Services				12,612,204

Total Communication Services				42,103,958
Consumer Discretionary — 19.6%
Automobile Components — 3.1%
Adient Global Holdings Ltd., Senior Notes	7.500%	2/15/33	340,000	337,547 (a)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	2,430,000	2,420,420
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	500,000	455,021
Clarios Global LP/Clarios US Finance Co., Senior Secured Notes	6.750%	2/15/30	420,000	428,087 (a)
Dornoch Debt Merger Sub Inc., Senior Notes	6.625%	10/15/29	1,560,000	1,200,929 (a)
Garrett Motion Holdings Inc./Garrett LX I Sarl, Senior Notes	7.750%	5/31/32	390,000	398,322 (a)
JB Poindexter & Co. Inc., Senior Notes	8.750%	12/15/31	1,470,000	1,459,099 (a)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	590,000	560,904 (a)
ZF North America Capital Inc., Senior Notes	6.875%	4/23/32	1,250,000	1,147,656 (a)
Total Automobile Components				8,407,985
Automobiles — 1.4%
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	950,000	953,468 (a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	1,080,000	995,253 (a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	2,690,000	1,742,447 (a)
Total Automobiles				3,691,168
Broadline Retail — 0.5%
Marks & Spencer PLC, Senior Notes	7.125%	12/1/37	1,320,000	1,388,066 (a)
Diversified Consumer Services — 0.7%
Carriage Services Inc., Senior Notes	4.250%	5/15/29	550,000	515,094 (a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000	1,068,882
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Diversified Consumer Services — continued
WW International Inc., Senior Secured Notes	4.500%	4/15/29	1,250,000	$400,000 *(a)(c)
Total Diversified Consumer Services				1,983,976
Hotels, Restaurants & Leisure — 11.1%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,640,000 EUR	3,014,599 (a)
Caesars Entertainment Inc., Senior Notes	8.125%	7/1/27	508,000	509,064 (a)
Caesars Entertainment Inc., Senior Secured Notes	6.500%	2/15/32	200,000	201,734 (a)
Carnival Corp., Senior Notes	5.875%	6/15/31	600,000	600,735 (a)
Carnival Corp., Senior Notes	6.125%	2/15/33	910,000	912,816 (a)
Carnival PLC, Senior Notes	1.000%	10/28/29	2,410,000 EUR	2,461,874
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., Senior Secured Notes	4.625%	1/15/29	1,000,000	938,558 (a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	2,170,000	2,077,656 (a)
Hilton Domestic Operating Co. Inc., Senior Notes	3.625%	2/15/32	1,250,000	1,113,344 (a)
Las Vegas Sands Corp., Senior Notes	5.625%	6/15/28	90,000	90,229
Las Vegas Sands Corp., Senior Notes	6.000%	6/14/30	590,000	596,712
Life Time Inc., Senior Secured Notes	6.000%	11/15/31	390,000	391,131 (a)
Light & Wonder International Inc., Senior Notes	7.000%	5/15/28	1,000,000	1,001,580 (a)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	670,000	616,994 (a)
Melco Resorts Finance Ltd., Senior Notes	7.625%	4/17/32	730,000	725,130 (a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	1,729,000	1,818,967 (a)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	860,000	866,008 (a)
Pinnacle Bidco PLC, Senior Secured Notes	10.000%	10/11/28	900,000 GBP	1,288,785 (a)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	1,220,000	1,221,869 (a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	993,000	996,024 (a)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	800,000	803,416 (a)
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	1,000,000	1,007,689 (a)
Viking Cruises Ltd., Senior Notes	9.125%	7/15/31	1,720,000	1,847,794 (a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	450,000	445,037 (a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	880,000	848,947 (a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	2,020,000	1,892,316 (a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.125%	2/15/31	1,500,000	1,574,223 (a)
Total Hotels, Restaurants & Leisure				29,863,231
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Household Durables — 0.2%
Newell Brands Inc., Senior Notes	8.500%	6/1/28	380,000	$394,079 (a)
Specialty Retail — 2.4%
Foot Locker Inc., Senior Notes	4.000%	10/1/29	790,000	751,495 (a)
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	11.500%	8/15/29	1,440,000	1,336,997 (a)
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	8.750%	1/15/32	450,000	349,630 (a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	2,130,000	1,462,656 (a)
PetSmart Inc./PetSmart Finance Corp., Senior Notes	7.750%	2/15/29	500,000	487,333 (a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.750%	3/1/32	1,110,000	1,128,882
Upbound Group Inc., Senior Notes	6.375%	2/15/29	980,000	938,912 (a)
Total Specialty Retail				6,455,905
Textiles, Apparel & Luxury Goods — 0.2%
Saks Global Enterprises LLC, Senior Secured Notes	11.000%	12/15/29	1,450,000	656,125 (a)

Total Consumer Discretionary				52,840,535
Consumer Staples — 0.6%
Beverages — 0.6%
Primo Water Holdings Inc./Triton Water Holdings Inc., Senior Notes	6.250%	4/1/29	1,500,000	1,503,571 (a)

Energy — 10.8%
Energy Equipment & Services — 0.2%
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	570,000	568,415 (a)
Oil, Gas & Consumable Fuels — 10.6%
Chord Energy Corp., Senior Notes	6.750%	3/15/33	1,080,000	1,073,412 (a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	130,000	127,207
Continental Resources Inc., Senior Notes	4.900%	6/1/44	550,000	421,730
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	460,000	475,359 (a)
Crescent Energy Finance LLC, Senior Notes	7.375%	1/15/33	1,380,000	1,281,912 (a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,560,000	1,725,671
Ecopetrol SA, Senior Notes	5.875%	11/2/51	1,500,000	971,031
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	950,000	939,210 (d)(e)
EQT Corp., Senior Notes	3.900%	10/1/27	553,000	543,959
EQT Corp., Senior Notes	4.500%	1/15/29	481,000	470,158 (a)
EQT Corp., Senior Notes	7.500%	6/1/30	530,000	575,607 (a)
EQT Corp., Senior Notes	4.750%	1/15/31	110,000	106,457 (a)
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	810,000	$920,317
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	790,000	874,742 (a)
Northern Oil & Gas Inc., Senior Notes	8.125%	3/1/28	760,000	763,726 (a)
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	540,000	503,862
Permian Resources Operating LLC, Senior Notes	6.250%	2/1/33	670,000	661,630 (a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	2,640,000	2,553,412
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,000,000	748,382 (a)
Range Resources Corp., Senior Notes	8.250%	1/15/29	440,000	452,279
Rockies Express Pipeline LLC, Senior Notes	6.750%	3/15/33	230,000	237,175 (a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	567,292 (a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	590,000	565,590 (a)
Summit Midstream Holdings LLC, Senior Secured Notes	8.625%	10/31/29	280,000	280,838 (a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	560,000	561,064
Venture Global LNG Inc., Junior Subordinated Notes (9.000% to 9/30/29 then 5 year Treasury Constant Maturity Rate + 5.440%)	9.000%	9/30/29	3,100,000	2,926,836 (a)(d)(e)
Venture Global LNG Inc., Senior Secured Notes	7.000%	1/15/30	270,000	269,024 (a)
Venture Global LNG Inc., Senior Secured Notes	9.875%	2/1/32	240,000	255,473 (a)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	7.750%	5/1/35	460,000	484,811 (a)
Vermilion Energy Inc., Senior Notes	6.875%	5/1/30	500,000	455,555 (a)
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	180,000	171,189
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	540,000	436,463
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	3,840,000	3,119,271
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	330,000	371,900
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,620,000	1,543,090
Total Oil, Gas & Consumable Fuels				28,435,634

Total Energy				29,004,049
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Financials — 5.8%
Banks — 2.7%
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	810,000	$844,622 (a)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,330,000	1,349,511 (a)(d)(e)
HSBC Holdings PLC, Subordinated Notes (8.113% to 11/3/32 then SOFR + 4.250%)	8.113%	11/3/33	990,000	1,131,638 (e)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	940,000	942,267 (a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.500% to 4/1/30 then 5 year Treasury Constant Maturity Rate + 2.152%)	6.500%	4/1/30	390,000	396,255 (d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	440,000	442,047 (d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	2,030,000	2,138,851 (d)(e)
Total Banks				7,245,191
Capital Markets — 0.6%
Credit Suisse AG AT1 Claim	—	—	6,220,000	0 *(f)(g)(h)
StoneX Group Inc., Senior Secured Notes	7.875%	3/1/31	370,000	389,971 (a)
UBS Group AG, Junior Subordinated Notes (7.000% to 8/10/30 then USD 5 year SOFR ICE Swap Rate + 3.077%)	7.000%	2/10/30	550,000	545,893 (a)(d)(e)
UBS Group AG, Junior Subordinated Notes (7.125% to 2/10/35 then USD 5 year SOFR ICE Swap Rate + 3.179%)	7.125%	8/10/34	230,000	226,257 (a)(d)(e)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/28 then 5 year Treasury Constant Maturity Rate + 4.745%)	9.250%	11/13/28	540,000	588,980 (a)(d)(e)
Total Capital Markets				1,751,101
Consumer Finance — 0.4%
EZCORP Inc., Senior Notes	7.375%	4/1/32	480,000	499,320 (a)
FirstCash Inc., Senior Notes	6.875%	3/1/32	660,000	677,331 (a)
Total Consumer Finance				1,176,651
Financial Services — 1.3%
Boost Newco Borrower LLC, Senior Secured Notes	7.500%	1/15/31	380,000	402,300 (a)
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Financial Services — continued
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, Senior Secured Notes	8.500%	1/15/31	110,000 GBP	$159,145 (a)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	7.125%	4/30/31	1,130,000	1,181,175 (a)
VFH Parent LLC/Valor Co-Issuer Inc., Senior Secured Notes	7.500%	6/15/31	550,000	573,869 (a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	7.875%	5/1/27	660,000	646,720 (a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	6.375%	2/1/30	610,000	548,353 (a)
Total Financial Services				3,511,562
Insurance — 0.3%
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, Senior Notes	7.875%	11/1/29	810,000	802,070 (a)
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	750,000	700,886 (a)
Starwood Property Trust Inc., Senior Notes	7.250%	4/1/29	540,000	562,045 (a)
Total Mortgage Real Estate Investment Trusts (REITs)				1,262,931

Total Financials				15,749,506
Health Care — 7.4%
Health Care Providers & Services — 4.5%
CHS/Community Health Systems Inc., Senior Secured Notes	6.000%	1/15/29	500,000	480,789 (a)
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	3,120,000	2,673,232 (a)
CHS/Community Health Systems Inc., Senior Secured Notes	10.875%	1/15/32	2,420,000	2,582,428 (a)
HCA Inc., Senior Notes	7.500%	11/15/95	1,000,000	1,052,718
LifePoint Health Inc., Senior Secured Notes	9.875%	8/15/30	220,000	235,980 (a)
LifePoint Health Inc., Senior Secured Notes	11.000%	10/15/30	1,000,000	1,100,591 (a)
Sotera Health Holdings LLC, Senior Secured Notes	7.375%	6/1/31	690,000	717,581 (a)
Tenet Healthcare Corp., Senior Notes	6.125%	10/1/28	2,780,000	2,785,902
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	250,000	262,715
U.S. Renal Care Inc., Senior Secured Notes	10.625%	6/28/28	161,000	137,655 (a)
Total Health Care Providers & Services				12,029,591
Health Care Technology — 0.5%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	1,500,000	1,446,559 (a)
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Pharmaceuticals — 2.4%
1261229 BC Ltd., Senior Secured Notes	10.000%	4/15/32	1,400,000	$1,386,899 (a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	140,000	91,531 (a)
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	990,000	808,904 (a)
Par Pharmaceutical Inc., Escrow	—	—	300,000	0 *(a)(f)(g)(h)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	1,610,000	1,594,298
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	530,000	590,234
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	12/1/32	740,000	747,268
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	1,570,000	1,099,268
Total Pharmaceuticals				6,318,402

Total Health Care				19,794,552
Industrials — 11.7%
Aerospace & Defense — 1.7%
Axon Enterprise Inc., Senior Notes	6.125%	3/15/30	270,000	276,048 (a)
Axon Enterprise Inc., Senior Notes	6.250%	3/15/33	130,000	132,220 (a)
Bombardier Inc., Senior Notes	7.500%	2/1/29	290,000	300,377 (a)
Bombardier Inc., Senior Notes	7.250%	7/1/31	2,480,000	2,560,603 (a)
Bombardier Inc., Senior Notes	6.750%	6/15/33	580,000	588,851 (a)
TransDigm Inc., Senior Secured Notes	7.125%	12/1/31	660,000	683,563 (a)
Total Aerospace & Defense				4,541,662
Building Products — 0.8%
Masterbrand Inc., Senior Notes	7.000%	7/15/32	350,000	348,508 (a)
Miter Brands Acquisition Holdco Inc./MIWD Borrower LLC, Senior Secured Notes	6.750%	4/1/32	670,000	675,462 (a)
Quikrete Holdings Inc., Senior Secured Notes	6.375%	3/1/32	1,190,000	1,210,089 (a)
Total Building Products				2,234,059
Commercial Services & Supplies — 3.4%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	880,000	859,574
CoreCivic Inc., Senior Notes	8.250%	4/15/29	1,650,000	1,745,088
GEO Group Inc., Senior Notes	10.250%	4/15/31	1,360,000	1,491,997
GEO Group Inc., Senior Secured Notes	8.625%	4/15/29	490,000	517,588
GFL Environmental Inc., Senior Secured Notes	6.750%	1/15/31	910,000	945,080 (a)
Madison IAQ LLC, Senior Notes	5.875%	6/30/29	1,000,000	968,155 (a)
RB Global Holdings Inc., Senior Notes	7.750%	3/15/31	1,230,000	1,289,105 (a)
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Commercial Services & Supplies — continued
RR Donnelley & Sons Co., Senior Secured Notes	9.500%	8/1/29	1,300,000	$1,304,534 (a)
Total Commercial Services & Supplies				9,121,121
Construction & Engineering — 1.1%
Arcosa Inc., Senior Notes	6.875%	8/15/32	430,000	441,229 (a)
Brundage-Bone Concrete Pumping Holdings Inc., Senior Secured Notes	7.500%	2/1/32	140,000	139,855 (a)
Tutor Perini Corp., Senior Notes	11.875%	4/30/29	2,250,000	2,505,456 (a)
Total Construction & Engineering				3,086,540
Electrical Equipment — 0.4%
Sensata Technologies BV, Senior Notes	4.000%	4/15/29	1,000,000	939,701 (a)
Ground Transportation — 0.5%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	1,460,000	1,250,784 (a)
Machinery — 1.0%
New Flyer Holdings Inc., Secured Notes	9.250%	7/1/30	300,000	308,250 (a)(i)
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	1,370,000	1,346,476
TK Elevator Holdco GmbH, Senior Notes	6.625%	7/15/28	990,000 EUR	1,129,041 (a)
Total Machinery				2,783,767
Passenger Airlines — 2.1%
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	2,410,000	2,435,862 (a)
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	1,540,000	1,596,580 (a)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	370,000	374,573
JetBlue Airways Corp./JetBlue Loyalty LP, Senior Secured Notes	9.875%	9/20/31	420,000	415,741 (a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes (11.000% Cash or 4.000% PIK and 8.000% Cash)	11.000%	3/6/30	1,113,694	867,289 (a)(b)
Total Passenger Airlines				5,690,045
Trading Companies & Distributors — 0.7%
Herc Holdings Escrow Inc., Senior Notes	7.000%	6/15/30	500,000	515,425 (a)(i)
Herc Holdings Escrow Inc., Senior Notes	7.250%	6/15/33	500,000	514,951 (a)(i)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	327,000	327,362
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	610,000	603,909
Total Trading Companies & Distributors				1,961,647

Total Industrials				31,609,326
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Information Technology — 5.3%
Communications Equipment — 2.3%
CommScope LLC, Senior Secured Notes	4.750%	9/1/29	454,000	$435,287 (a)
CommScope LLC, Senior Secured Notes	9.500%	12/15/31	2,370,000	2,464,961 (a)
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	9.000%	9/15/29	1,500,000	1,431,540 (a)
Viasat Inc., Senior Notes	7.500%	5/30/31	2,150,000	1,718,029 (a)
Total Communications Equipment				6,049,817
Electronic Equipment, Instruments & Components — 0.2%
EquipmentShare.com Inc., Secured Notes	8.625%	5/15/32	320,000	335,969 (a)
EquipmentShare.com Inc., Senior Secured Notes	8.000%	3/15/33	310,000	318,758 (a)
Total Electronic Equipment, Instruments & Components				654,727
IT Services — 0.7%
Amentum Holdings Inc., Senior Notes	7.250%	8/1/32	660,000	673,823 (a)
CoreWeave Inc., Senior Notes	9.250%	6/1/30	680,000	679,835 (a)
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	6.750%	8/15/32	630,000	643,181 (a)
Total IT Services				1,996,839
Software — 1.8%
Cloud Software Group Inc., Senior Secured Notes	8.250%	6/30/32	3,430,000	3,610,116 (a)
Gen Digital Inc., Senior Notes	6.250%	4/1/33	390,000	395,305 (a)
Open Text Corp., Senior Notes	3.875%	2/15/28	1,000,000	958,783 (a)
Total Software				4,964,204
Technology Hardware, Storage & Peripherals — 0.3%
Diebold Nixdorf Inc., Senior Secured Notes	7.750%	3/31/30	430,000	453,051 (a)
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	210,000	211,166
Total Technology Hardware, Storage & Peripherals				664,217

Total Information Technology				14,329,804
Materials — 6.7%
Chemicals — 0.3%
Cerdia Finanz GmbH, Senior Secured Notes	9.375%	10/3/31	640,000	659,215 (a)
Containers & Packaging — 2.3%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	3,108,750	124,350 (a)(b)
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	1,100,000	977,067 (a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	2,255,000	1,028,089 (a)
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	1,380,000	$629,163 (a)
Canpack SA/Canpack US LLC, Senior Notes	3.875%	11/15/29	1,500,000	1,379,019 (a)
Mauser Packaging Solutions Holding Co., Senior Secured Notes	7.875%	4/15/27	2,000,000	2,021,472 (a)
Total Containers & Packaging				6,159,160
Metals & Mining — 4.1%
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	2,020,000	2,192,692
Capstone Copper Corp., Senior Notes	6.750%	3/31/33	460,000	460,307 (a)
First Quantum Minerals Ltd., Secured Notes	9.375%	3/1/29	510,000	536,883 (a)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	2,720,000	2,767,567 (a)
First Quantum Minerals Ltd., Senior Notes	8.000%	3/1/33	2,780,000	2,762,193 (a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	280,000	279,407
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,120,000	1,035,021
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	260,000	255,597
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	799,438
Total Metals & Mining				11,089,105

Total Materials				17,907,480
Real Estate — 2.1%
Diversified REITs — 0.3%
MPT Operating Partnership LP/MPT Finance Corp., Senior Secured Notes	8.500%	2/15/32	680,000	697,530 (a)
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	346,000	286,718
Hotel & Resort REITs — 1.0%
Service Properties Trust, Senior Notes	5.250%	2/15/26	500,000	495,836
Service Properties Trust, Senior Notes	8.875%	6/15/32	2,090,000	2,091,561
Total Hotel & Resort REITs				2,587,397
Real Estate Management & Development — 0.4%
Add Hero Holdings Ltd., Senior Secured Notes (7.500% Cash or 8.500% PIK)	8.500%	9/30/29	103,870	7,531 (b)(j)
Add Hero Holdings Ltd., Senior Secured Notes (8.000% Cash or 9.000% PIK)	9.000%	9/30/30	84,393	2,321 (b)(j)
Add Hero Holdings Ltd., Senior Secured Notes (8.800% Cash or 9.800% PIK)	9.800%	9/30/31	110,974	2,774 (b)(j)
China Aoyuan Group Ltd., Senior Notes, Step bond (0.000% to 9/30/31 then 1.000%)	0.000%	3/30/2173	152,810	1,146 (d)(j)
China Aoyuan Group Ltd., Senior Secured Notes (5.500% PIK)	5.500%	9/30/31	41,440	518 (b)(j)
Country Garden Holdings Co. Ltd., Senior Secured Notes	—	1/27/24	1,750,000	139,020 *(j)(k)
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Real Estate Management & Development — continued
Cushman & Wakefield US Borrower LLC, Senior Secured Notes	8.875%	9/1/31	290,000	$310,383 (a)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes, Step bond (10.500% to 11/15/25 then 11.000%)	10.500%	1/15/28	620,000	631,891 (a)
Total Real Estate Management & Development				1,095,584
Specialized REITs — 0.3%
Iron Mountain Inc., Senior Notes	7.000%	2/15/29	830,000	858,077 (a)

Total Real Estate				5,525,306
Utilities — 1.1%
Electric Utilities — 0.4%
Alpha Generation LLC, Senior Notes	6.750%	10/15/32	280,000	285,714 (a)
Vistra Operations Co. LLC, Senior Notes	7.750%	10/15/31	650,000	689,626 (a)
Total Electric Utilities				975,340
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	1,390,000	1,387,790
Independent Power and Renewable Electricity Producers — 0.2%
Lightning Power LLC, Senior Secured Notes	7.250%	8/15/32	650,000	681,902 (a)

Total Utilities				3,045,032
Total Corporate Bonds & Notes (Cost — $233,448,106)				233,413,119
Senior Loans — 8.1%
Communication Services — 1.5%
Entertainment — 0.2%
Voyager Parent LLC, Term Loan B	—	5/9/32	670,000	658,955 (l)
Interactive Media & Services — 0.7%
X Corp., Term Loan B1 (3 mo. Term SOFR + 6.650%)	10.949%	10/26/29	718,163	712,127 (e)(m)(n)
X Corp., Term Loan B3	9.500%	10/26/29	1,070,000	1,066,405 (m)(n)
Total Interactive Media & Services				1,778,532
Media — 0.6%
iHeartCommunications Inc., Refinanced Term Loan B (1 mo. Term SOFR + 5.889%)	10.214%	5/1/29	1,914,203	1,576,824 (e)(m)(n)

Total Communication Services				4,014,311
Consumer Discretionary — 1.2%
Automobile Components — 0.3%
First Brands Group LLC, 2022 Incremental Term Loan (3 mo. Term SOFR + 5.262%)	9.541%	3/30/27	819,570	794,368 (e)(m)(n)
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Diversified Consumer Services — 0.1%
WW International Inc., Initial Term Loan (3 mo. Term SOFR + 3.762%)	8.041%	4/13/28	1,350,000	$432,338 (e)(m)(n)
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Inc., Incremental Term Loan B1 (1 mo. Term SOFR + 2.250%)	6.577%	2/6/31	1,144,970	1,143,178 (e)(m)(n)
Fertitta Entertainment LLC, Initial Term Loan B (1 mo. Term SOFR + 3.500%)	7.827%	1/27/29	987,277	982,854 (e)(m)(n)
Total Hotels, Restaurants & Leisure				2,126,032

Total Consumer Discretionary				3,352,738
Consumer Staples — 0.3%
Beverages — 0.3%
Triton Water Holdings Inc., 2025 Refinancing Term Loan (3 mo. Term SOFR + 2.250%)	6.549%	3/31/28	789,816	790,954 (e)(m)(n)

Financials — 0.5%
Banks — 0.2%
Ascensus Group Holdings Inc., 2024 Term Loan B (1 mo. Term SOFR + 3.000%)	7.327%	8/2/28	493,459	492,708 (e)(m)(n)
Consumer Finance — 0.1%
Blackhawk Network Holdings Inc., Term Loan B (1 mo. Term SOFR + 4.000%)	8.327%	3/12/29	347,379	349,035 (e)(m)(n)
Financial Services — 0.2%
Boost Newco Borrower LLC, Term Loan B2 (3 mo. Term SOFR + 2.000%)	6.299%	1/31/31	598,500	600,278 (e)(m)(n)

Total Financials				1,442,021
Health Care — 1.4%
Health Care Equipment & Supplies — 0.8%
Medline Borrower LP, Dollar Incremental Term Loan (1 mo. Term SOFR + 2.250%)	6.577%	10/23/28	2,158,422	2,158,757 (e)(m)(n)
Health Care Providers & Services — 0.6%
LifePoint Health Inc., Term Loan B (3 mo. Term SOFR + 3.750%)	8.006%	5/16/31	1,492,509	1,475,487 (e)(m)(n)

Total Health Care				3,634,244
Industrials — 2.0%
Aerospace & Defense — 0.4%
TransDigm Inc., Term Loan J (3 mo. Term SOFR + 2.500%)	6.799%	2/28/31	990,019	991,103 (e)(m)(n)
Building Products — 0.4%
ACProducts Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 4.512%)	8.811%	5/17/28	493,590	367,450 (e)(m)(n)
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Building Products — continued
Quikrete Holdings Inc., Term Loan B3 (1 mo. Term SOFR + 2.250%)	6.577%	2/10/32	650,000	$648,050 (e)(m)(n)
Total Building Products				1,015,500
Commercial Services & Supplies — 0.7%
Allied Universal Holdco LLC, USD Term Loan (1 mo. Term SOFR + 3.850%)	8.177%	5/12/28	1,979,487	1,984,594 (e)(m)(n)
Machinery — 0.3%
TK Elevator Midco GmbH, USD Term Loan B (3 mo. Term SOFR + 3.000%)	7.237%	4/30/30	790,050	792,831 (e)(m)(n)
Passenger Airlines — 0.2%
United Airlines Inc., Term Loan B (3 mo. Term SOFR + 2.000%)	6.275%	2/22/31	481,866	483,854 (e)(m)(n)

Total Industrials				5,267,882
Information Technology — 0.9%
Software — 0.7%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 4.000%)	8.327%	10/16/26	910,002	900,334 (e)(m)(n)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. Term SOFR + 7.000%)	11.327%	2/19/29	500,000	433,125 (e)(m)(n)
Modena Buyer LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.780%	7/1/31	557,200	541,442 (e)(m)(n)
Total Software				1,874,901
Technology Hardware, Storage & Peripherals — 0.2%
Vericast Corp., 2024 Extended Term Loan (6 mo. Term SOFR + 7.750%)	12.035%	6/16/26	684,224	656,683 (e)(m)(n)

Total Information Technology				2,531,584
Materials — 0.3%
Metals & Mining — 0.3%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan	10.000%	12/31/27	895,944	894,767 (f)(g)(m)(n)

Total Senior Loans (Cost — $22,889,857)				21,928,501
Sovereign Bonds — 2.5%
Angola — 0.4%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	1,200,000	1,025,666 (a)
Argentina — 0.7%
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	47,045	34,167 (a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	1,405,000	1,390,950 (a)
Provincia de Cordoba, Senior Notes	6.875%	2/1/29	410,000	384,206 (a)
Total Argentina				1,809,323
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Bahamas — 0.5%
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	1,500,000	$1,453,500 (a)
Dominican Republic — 0.6%
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	230,000	216,580 (a)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	1,170,000	1,069,848 (a)
Dominican Republic International Bond, Senior Notes	13.625%	2/3/33	21,000,000 DOP	407,244 (j)
Total Dominican Republic				1,693,672
Jordan — 0.3%
Jordan Government International Bond, Senior Notes	7.750%	1/15/28	750,000	771,903 (a)

Total Sovereign Bonds (Cost — $6,021,296)				6,754,064
			Shares
Preferred Stocks — 0.4%
Financials — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
AGNC Investment Corp., Non Voting Shares (3 mo. Term SOFR + 4.959%)	9.215%		23,824	588,453 (e)
Chimera Investment Corp., Non Voting Shares (7.750% to 9/30/25 then 3 mo. USD LIBOR + 4.743%)	7.750%		7,274	165,556 (e)
MFA Financial Inc., Non Voting Shares (3 mo. Term SOFR + 5.607%)	9.906%		13,294	321,715 (e)

Total Preferred Stocks (Cost — $1,091,592)				1,075,724
		Maturity Date	Face Amount†
Collateralized Mortgage Obligations(o) — 0.1%
LHOME Mortgage Trust, 2025-RTL1 M1 (Cost — $379,998)	7.023%	1/25/40	380,000	379,402 (a)(e)
			Shares
Common Stocks — 0.1%
Industrials — 0.1%
Passenger Airlines — 0.1%
Spirit Airlines LLC			14,655	87,783 *(f)(p)
Spirit Aviation Holdings Inc.			21,250	127,290 *

Total Industrials				215,073
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security			Shares	Value

Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.			906	$18,905 *(f)(g)

Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd.			38,203	537 *(f)

Total Common Stocks (Cost — $516,571)				234,515
		Expiration Date	Warrants
Warrants — 0.1%
Industrials — 0.1%
Passenger Airlines — 0.1%
Spirit Airlines LLC		3/12/30	797	4,774 *(f)
Spirit Airlines LLC		3/12/30	21,647	129,665 *(f)
Spirit Airlines LLC		3/12/30	16,644	99,698 *(a)(f)(p)

Total Warrants (Cost — $475,832)				234,137
	Rate	Maturity Date	Face Amount†
Convertible Bonds & Notes — 0.0%††
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd., Senior Notes (Cost — $564)	0.000%	9/30/28	13,656	199 (j)
Total Investments before Short-Term Investments (Cost — $264,823,816)				264,019,661
			Shares
Short-Term Investments — 1.8%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $4,739,340)	4.283%		4,739,340	4,739,340 (q)(r)
Total Investments — 99.8% (Cost — $269,563,156)				268,759,001
Other Assets in Excess of Liabilities — 0.2%				501,513
Total Net Assets — 100.0%				$269,260,514

See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(c)	The coupon payment on this security is currently in default as of May 31, 2025.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(g)	Security is valued using significant unobservable inputs (Note 1).
(h)	Value is less than $1.
(i)	Securities traded on a when-issued or delayed delivery basis.
(j)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(k)	The maturity principal is currently in default as of May 31, 2025.
(l)	All or a portion of this loan has not settled as of May 31, 2025. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.
(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(o)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(p)	Restricted security (Note 8).
(q)	Rate shown is one-day yield as of the end of the reporting period.
(r)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2025, the total market value of investments in Affiliated
Companies was $4,739,340 and the cost was $4,739,340 (Note 7).

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

 Western Asset High Yield Defined Opportunity Fund Inc.
Abbreviation(s) used in this schedule:
DOP	—	Dominican Peso
EUR	—	Euro
GBP	—	British Pound
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
PIK	—	Payment-In-Kind
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar
At May 31, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	46,810	USD	59,777	Bank of America N.A.	7/16/25	$3,306
USD	3,048,984	EUR	2,770,143	Bank of America N.A.	7/16/25	(106,036)
EUR	132,859	USD	150,362	Citibank N.A.	7/16/25	956
GBP	456,902	USD	613,446	Citibank N.A.	7/16/25	2,288
Net unrealized depreciation on open forward foreign currency contracts						$(99,486)

Abbreviation(s) used in this table:
EUR	—	Euro
GBP	—	British Pound
USD	—	United States Dollar
At May 31, 2025, the Fund had the following open swap contracts:
CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.44 Index	$2,920,000	6/20/30	5.000% quarterly	$180,159	$167,383	$12,776

See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
May 31, 2025
 Western Asset High Yield Defined Opportunity Fund Inc.
[1]
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii)
pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Statement of assets and liabilities
May 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $264,823,816)	$264,019,661
Investments in affiliated securities, at value (Cost — $4,739,340)	4,739,340
Foreign currency, at value (Cost — $232,881)	220,831
Interest receivable	4,582,723
Deposits with brokers for centrally cleared swap contracts	224,767
Receivable from brokers — net variation margin on centrally cleared swap contracts	20,930
Dividends receivable from affiliated investments	17,926
Unrealized appreciation on forward foreign currency contracts	6,550
Prepaid expenses	7,431
Total Assets	273,840,159
Liabilities:
Distributions payable	2,153,363
Payable for securities purchased	1,962,955
Investment management fee payable	182,070
Unrealized depreciation on forward foreign currency contracts	106,036
Accrued expenses	175,221
Total Liabilities	4,579,645
Total Net Assets	$269,260,514
Net Assets:
Par value ($0.001 par value; 22,666,975 shares issued and outstanding; 100,000,000 common shares authorized)	$22,667
Paid-in capital in excess of par value	411,629,297
Total distributable earnings (loss)	(142,391,450)
Total Net Assets	$269,260,514
Shares Outstanding	22,666,975
Net Asset Value	$11.88
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Statement of operations
For the Year Ended May 31, 2025

Investment Income:
Interest	$24,084,095
Dividends from affiliated investments	209,353
Dividends from unaffiliated investments	36,088
Less: Foreign taxes withheld	(5,923)
Total Investment Income	24,323,613
Expenses:
Investment management fee (Note 2)	2,202,450
Legal fees	177,702
Directors’ fees	101,402
Transfer agent fees	69,184
Shareholder reports	68,121
Audit and tax fees	54,038
Fund accounting fees	47,094
Stock exchange listing fees	12,453
Insurance	1,704
Custody fees	682
Miscellaneous expenses	7,902
Total Expenses	2,742,732
Less: Fee waivers and/or expense reimbursements (Note 2)	(5,100)
Net Expenses	2,737,632
Net Investment Income	21,585,981
Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	3,047,605
Swap contracts	(4,908)
Forward foreign currency contracts	325,868
Foreign currency transactions	32,368
Net Realized Gain	3,400,933
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(3,186,998)
Swap contracts	12,776
Forward foreign currency contracts	(31,193)
Foreign currencies	37,365
Change in Net Unrealized Appreciation (Depreciation)	(3,168,050)
Net Gain on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	232,883
Increase in Net Assets From Operations	$21,818,864
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2025	2024
Operations:
Net investment income	$21,585,981	$24,230,679
Net realized gain (loss)	3,400,933	(17,151,307)
Change in net unrealized appreciation (depreciation)	(3,168,050)	16,498,972
Increase in Net Assets From Operations	21,818,864	23,578,344
Distributions to Shareholders From (Note 1):
Total distributable earnings	(22,097,347)	(22,541,586)
Return of capital	(3,739,064)	(3,257,486)
Decrease in Net Assets From Distributions to Shareholders	(25,836,411)	(25,799,072)
Fund Share Transactions:
Reinvestment of distributions (6,394 and 0 shares issued, respectively)	78,073	—
Increase in Net Assets From Fund Share Transactions	78,073	—
Decrease in Net Assets	(3,939,474)	(2,220,728)
Net Assets:
Beginning of year	273,199,988	275,420,716
End of year	$269,260,514	$273,199,988
See Notes to Financial Statements.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$12.06	$12.15	$13.61	$15.89	$14.75
Income (loss) from operations:
Net investment income	0.95	1.07	1.07	0.96	0.99
Net realized and unrealized gain (loss)	0.01	(0.02)	(1.40)	(2.11)	1.28
Total income (loss) from operations	0.96	1.05	(0.33)	(1.15)	2.27
Less distributions from:
Net investment income	(0.98)	(1.00)	(1.07)	(0.98)	(0.94)
Return of capital	(0.16)	(0.14)	(0.06)	(0.15)	(0.19)
Total distributions	(1.14)	(1.14)	(1.13)	(1.13)	(1.13)
Net asset value, end of year	$11.88	$12.06	$12.15	$13.61	$15.89
Market price, end of year	$11.85	$11.45	$11.44	$12.86	$15.48
Total return, based on NAV[2,3]	8.20%	8.91%	(2.36)%	(7.69)%	15.83%
Total return, based on Market Price[4]	13.78%	10.24%	(2.41)%	(10.32)%	17.99%
Net assets, end of year (millions)	$269	$273	$275	$308	$360
Ratios to average net assets:
Gross expenses	1.00%	0.95%	0.95%	0.92%	0.93%
Net expenses[5,6]	0.99	0.95	0.95	0.92	0.93
Net investment income	7.84	8.70	8.38	6.32	6.31
Portfolio turnover rate	49%	46%	62%	55%	48%

[1]	Per share amounts have been calculated using the average shares method.
[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[6]	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010, and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. Corporate securities include those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities. The Fund intends to liquidate on or about September 30, 2025, and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$15,749,506	$0 *	$15,749,506
Health Care	—	19,794,552	0 *	19,794,552
Other Corporate Bonds & Notes	—	197,869,061	—	197,869,061
Senior Loans:
Materials	—	—	894,767	894,767
Other Senior Loans	—	21,033,734	—	21,033,734
Sovereign Bonds	—	6,754,064	—	6,754,064
Preferred Stocks	$1,075,724	—	—	1,075,724
Collateralized Mortgage Obligations	—	379,402	—	379,402
Common Stocks:
Industrials	127,290	87,783	—	215,073
Materials	—	—	18,905	18,905
Real Estate	—	537	—	537
Warrants	—	234,137	—	234,137
Convertible Bonds & Notes	—	199	—	199
Total Long-Term Investments	1,203,014	261,902,975	913,672	264,019,661
Short-Term Investments†	4,739,340	—	—	4,739,340
Total Investments	$5,942,354	$261,902,975	$913,672	$268,759,001
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$6,550	—	$6,550
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	12,776	—	12,776
Total Other Financial Instruments	—	$19,326	—	$19,326
Total	$5,942,354	$261,922,301	$913,672	$268,778,327
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$106,036	—	$106,036

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2025, the total notional value of all credit default swaps to sell protection was $2,920,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.
For average notional amounts of swaps held during the year ended May 31, 2025, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap, provided that there is no credit event. If the Fund is a seller of protection and a credit event  occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of May 31, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $106,036. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$28,603	$(28,603)
(a)
Reclassifications are due to prior year adjustment regarding return of capital distribution.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.
FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the year ended May 31, 2025, fees waived and/or expenses reimbursed amounted to $5,100, all of which was an affiliated money market fund waiver.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended May 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$129,250,831	$1,250,075
Sales	139,091,411	1,223,781
At May 31, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$272,009,654	$13,591,510	$(16,842,163)	$(3,250,653)
Forward foreign currency contracts	—	6,550	(106,036)	(99,486)
Swap contracts	167,383	12,776	—	12,776
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2025.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$6,550	—	$6,550
Centrally cleared swap contracts[2]	—	$12,776	12,776
Total	$6,550	$12,776	$19,326

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$106,036

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(4,908)	$(4,908)
Forward foreign currency contracts	$325,868	—	325,868
Total	$325,868	$(4,908)	$320,960

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$12,776	$12,776
Forward foreign currency contracts	$(31,193)	—	(31,193)
Total	$(31,193)	$12,776	$(18,417)

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

During the year ended May 31, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Forward foreign currency contracts (to buy)	$2,250,964
Forward foreign currency contracts (to sell)	7,215,940
Average Notional Balance**
Credit default swap contracts (sell protection)	$1,572,308

*	Based on the average of the market values at each month-end during the period.
**	Based on the average of the notional amounts at each month-end during the period.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2025.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
Bank of America N.A.	$3,306	$(106,036)	$(102,730)	—	$(102,730)
Citibank N.A.	3,244	—	3,244	—	3,244
Total	$6,550	$(106,036)	$(99,486)	—	$(99,486)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Distributions subsequent to May 31, 2025
The following distributions have been declared by the Fund’s Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/22/2025	6/2/2025	$0.0950
6/23/2025	7/1/2025	$0.0950
7/24/2025	8/1/2025	$0.0950
8/22/2025	9/2/2025	$0.0950
6. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
in any specific amounts. During the years ended May 31, 2025, and May 31, 2024, the Fund did not repurchase any shares.
Since the commencement of the stock repurchase program through May 31, 2025, the Fund repurchased 131,926 shares or 0.58% of its common shares outstanding for a total amount of $1,485,604.
7. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended May 31, 2025. The following transactions were effected in such company for the year ended May 31, 2025.

	Affiliate Value at May 31, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$2,543,966	$90,622,031	90,622,031	$88,426,657	88,426,657

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$209,353	—	$4,739,340
8. Restricted securities
The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are fair valued in accordance with procedures approved by the Board.

Security	Number of Shares/ Warrants	Acquisition Date	Cost	Fair Value at 5/31/2025	Value Per Share/Warrant	Percent of Net Assets
Spirit Airlines LLC, Common Shares	14,655	3/25	$178,401	$87,783	$5.99	0.03%
Spirit Airlines LLC, Warrants	16,644	3/25	202,613	99,698 (a)	5.99	0.04
			$381,014	$187,481		0.07%

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

9. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$22,097,347	$22,541,586
Tax return of capital	3,739,064	3,257,486
Total distributions paid	$25,836,411	$25,799,072
As of May 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(136,994,638)
Other book/tax temporary differences(a)	(2,053,877)
Unrealized appreciation (depreciation)(b)	(3,342,935)
Total distributable earnings (loss) — net	$(142,391,450)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains
(losses) on foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

10. Recent accounting pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.
11. Operating segments
The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.
The Fund operates as a single operating segment, which is an investment portfolio. The Fund’s Investment Manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
12. Subsequent event
On July 22, 2025, the Fund announced the expiration and final results for its issuer tender offer for up to 100% of the outstanding shares of common stock (“Shares”) of the Fund (the “Tender Offer”). The Tender Offer expired on Monday, July 21, 2025 at 5:00 p.m., New York City time.
Approximately 9,852,972 Shares were duly tendered and not withdrawn, representing approximately 43% of the Fund’s common shares outstanding. The Shares accepted for tender were repurchased at a price of $12.09 per Share, equal to 100% of the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 21, 2025. Following the Tender Offer, the Fund will have approximately total net assets of $155 million.
Payment for such Shares will be made on or about July 28, 2025. Shares that were not tendered will remain outstanding.
As previously announced on June 9, 2025, stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on September 30, 2025, and eliminating the Fund’s fundamental policy to liquidate on or about September 30, 2025, subject to the Fund maintaining at least $75 million of net assets following the completion of the Tender Offer.
As a result of the successful completion of the Tender Offer, the Tender Offer will be implemented as follows:
•
 Since the Fund maintained at least $75 million of net assets following the Tender Offer, the Fund will change its name from “Western Asset High Yield Defined Opportunity Fund Inc.” to “Western Asset High Yield Opportunity Fund Inc.” on or about August 1, 2025.  The Fund’s ticker symbol will remain “HYI”.  The Fund’s CUSIP, 95768B107, will not change; and
•
 The Fund’s investment manager has agreed to waive 20 basis points of its annual management fee (the “Fee Waiver”) for a period of one year following the proposal’s approval. The Fee Waiver will terminate on June 6, 2026.

Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset High Yield Defined Opportunity Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
July 22, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Western Asset High Yield Defined Opportunity Fund Inc. 2025 Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan,” and with Western Asset, Western Asset London and Western Asset Singapore, collectively, the “Sub-Advisers”), with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 8-9, 2025, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

Western Asset High Yield Defined Opportunity Fund Inc.

At a meeting held on April 25, 2025, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 25, 2025 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement, and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.
Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Board member may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.
Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and the Fund’s other service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London, Western Asset Singapore and Western Asset Japan. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the

Western Asset High Yield Defined Opportunity Fund Inc.

Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all closed-end non-leveraged high yield funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 1-, 3-, 5- and 10-year periods ended December 31, 2024. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods. The Board also took into account the limited size of the Performance Universe.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”)
Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London, Western Asset Singapore and Western Asset Japan under their respective Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London, Western Asset Singapore and Western Asset Japan does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s actual total expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was equal to the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median. The Broadridge Expense Information also showed that the Fund’s actual total expenses were below the median. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Universe.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by the Fund’s other service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Western Asset High Yield Defined Opportunity Fund Inc.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the Sub-Advisory Fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2024 and September 30, 2023. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London, Western Asset Singapore and Western Asset Japan, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund, it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.
Other Benefits to the Manager and the Sub-Advisers
The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer
Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits received by the Manager and its affiliates, including the Sub-Advisers, were reasonable.

Western Asset High Yield Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)
Results of special meeting of shareholders
A Special Meeting of Shareholders of Western Asset High Yield Defined Opportunity Fund Inc. was held on May 22, 2025, and re-convened on June 6, 2025, for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Proposal to Convert Fund to a Perpetual Fund
To convert the Fund to a perpetual fund by (1) amending the Fund’s articles of incorporation (the “Charter”) to eliminate the Fund’s term, which is currently scheduled to end at the close of business on September 30, 2025 (the “Term Date”), and (2) eliminating the Fund’s fundamental policy to liquidate on or about September 30, 2025 (the “Proposal”), each of which will only be effective upon at least $75 million of net assets remaining in the Fund following the completion of a tender offer.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,658,137	647,230	166,054	N/A
Western Asset High Yield Defined Opportunity Fund Inc.

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and year service began	Since 2010
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None

Western Asset High Yield Defined Opportunity Fund Inc.

Independent Directors† (cont’d)
Anthony Grillo*
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick**
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and year service began	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Western Asset High Yield Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason*
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

Western Asset High Yield Defined Opportunity Fund Inc.

Independent Directors† (cont’d)
Hillary A. Sale*
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class II
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE Futures
Exchange, and CBOE SEF, Director (since 2022); Advisory Board
Member of Foundation Press (academic book publisher)
(since 2019); Chair of DirectWomen Board Institute (since 2019);
formerly, Member of DirectWomen Board (nonprofit) (2007
to 2022)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 119 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 119 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Western Asset High Yield Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Western Asset High Yield Defined Opportunity Fund Inc.

Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2010
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
*Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**Effective November 15, 2024, Ms. Kamerick became Chair of the Board.
1The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2027, year 2025 and year 2026, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
Daniel P. Cronin and Paolo M. Cucchi resigned from the Board effective December 31, 2024.
Western Asset High Yield Defined Opportunity Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Yield Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Principal Investment Policies and Strategies
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. “High-yield” refers to below investment grade quality (also commonly referred to as “junk bonds”). High-yield fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. “Fixed income securities” include bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred stock, convertible securities, Senior Loans, Second Lien Loans, loan participations, payment-in-kind securities, zero-coupon bonds, mortgage-backed securities, asset-backed securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances. Corporate securities are those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities, and do not include securities issued by governments, agencies or supranational entities. Certain fixed income instruments, such as convertible securities, may also include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics.
The Fund may invest in derivative instruments primarily for hedging and risk management purposes, although the Fund may also use derivative instruments for investment purposes. Investing in derivative instruments is not a principal investment strategy of the Fund. Derivative instruments include options contracts, futures contracts, options on futures contracts, indexed securities, currency forwards, credit linked notes, credit default swaps and other swap agreements. The Fund may use derivative instruments to gain exposure to or hedge its exposure to high-yield securities primarily through the use of credit default swaps, but may also use other derivative instruments, provided that the Fund’s exposure to credit derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing limitation, the Fund may invest without limit in derivative instruments related to currencies and interest rates, subject to the requirements of the 1940 Act provided that such currency and interest rate derivatives are used for hedging purposes only. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of corporate high-yield fixed income securities, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its net assets in a portfolio of high-yield corporate fixed income

Western Asset High Yield Defined Opportunity Fund Inc.

securities. Credit derivatives, by their design, have a high correlation to the underlying securities. The Fund may not change its policy to invest, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities unless it provides shareholders with at least 60 days’ written notice of such change.
Below investment grade fixed income securities are rated below “BBB-” by S&P or Fitch, below “Baa3” by Moody’s or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality. Below investment grade fixed income securities are commonly referred to as “high-yield” or “junk” bonds and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.
Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed income securities issued by U.S. or foreign governments, agencies and instrumentalities and/or fixed income securities that are investment grade quality.
The Fund may invest up to 20% of its net assets in securities that, at the time of investment, are considered Illiquid Securities.
The Fund may invest up to 20% of its net assets in government debt securities, including those of emerging market issuers or of other non-US issuers.
No more than 10% of the Fund’s net assets may be invested in any issuer, except securities issued by the U.S. government and its agencies.
The Fund may purchase equity securities (including but not limited to common stock, preferred stock, convertible securities, and warrants of U.S. and non-U.S. issuers) directly.  The Fund may sell certain equities or fixed income securities short including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes.
The Fund may lend portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its net assets (including such loans).
Temporary Defensive Strategies. At times Western Asset may judge that conditions in the markets for fixed income securities make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its shareholders. At such times Western Asset may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
unable to achieve its investment objectives. In implementing these “defensive” strategies, the Fund may invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed income securities that Western Asset considers consistent with this strategy. It is impossible to predict if, when or for how long the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.
Other Investment Companies. The Fund may invest in securities of other closed-end or open-end investment companies, including exchange traded funds (“ETFs”),  that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund will not consider an investment in securities of other closed-end or open-end investment companies toward meeting its policy of investing at least 80% of its net assets in high-yield securities unless such closed-end or open-end investment company has a policy of investing at least 80% of its net assets in high-yield securities.
The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies, including money market funds, that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset.

Western Asset High Yield Defined Opportunity Fund Inc.

The Fund has a limited term and as a fundamental policy intends to liquidate and distribute substantially all of its net assets to shareholders after making appropriate provisions for any liabilities of the Fund on or about September 30, 2025.
Principal Risk Factors
There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The following section includes a summary of the principal risks of investing in the Fund.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in the fixed income securities and other assets owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. The Fund intends to take advantage of that Western Assets believes to be current market dislocations by buying debt and other securities at depressed prices, but if such dislocations do not persist during the period when the Fund is investing the net proceeds of this offering, the Fund’s returns may be adversely affected. In addition, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Below Investment Grade (High-Yield or Junk Bond) Securities Risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the Fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing Fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Second Lien Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Western Asset High Yield Defined Opportunity Fund Inc.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.
Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are generally more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.
Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
The risks of foreign investment are greater for investments in emerging markets. “Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Foreign Currency Risk. The value of investments denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
Repurchase Agreements Risk. Subject to its investment objective and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by Western Asset. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such

Western Asset High Yield Defined Opportunity Fund Inc.

collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Derivatives Risk. The Fund may utilize a variety of derivative instruments, primarily for hedging and risk management purposes although the Fund may also use derivative instruments for investment purposes. Derivative instruments include options contracts, derivative instruments related to currencies, forward contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.
Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
Leverage Risk. As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. The Fund may take on leveraging risk by, among other things, purchasing securities on a when-issued or delayed delivery basis, entering into credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset, the Non-U.S. Subadvisers and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.
Government Intervention in Financial Markets Risk.  U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Western Asset High Yield Defined Opportunity Fund Inc.

Limited Term Risk. Unless the termination date is amended by shareholders in accordance with the Articles, the Fund will be terminated on or about September 30, 2025. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the Common Stock to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Stock, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $20 per share. In addition, other provisions of the Articles may permit the Fund (with shareholder approval) to take certain actions that could have the effect of changing the termination date, such as through merger, consolidation or liquidation.
Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk. To the extent the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund’s share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.
Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions
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Summary of information regarding the Fund (unaudited) (cont’d)
and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to maximize current income. The Bylaws provide that the Fund shall be subject to the provisions of the MCSAA (as defined below). There can be no assurance, however, that the provisions of the MCSAA will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term stockholders, such as liquidating debt investments prior to maturity, triggering taxable events for stockholders and decreasing the size of the Fund. See “Certain Provisions in the Charter and Bylaws” and “Certain Provisions in the Charter and Bylaws—Maryland Control Share Acquisition Act” (“MCSAA”). Such provisions may limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes,

Western Asset High Yield Defined Opportunity Fund Inc.

accept lower current income from short-term investments rather than investing in higher yielding long-term securities.
Non-U.S. Government Debt Securities Risk. The Fund intends to invest in non-U.S. government debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
Senior Loans Risk. The Fund may invest in Senior Loans issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.
The Fund will generally invest in Senior Loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays
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Summary of information regarding the Fund (unaudited) (cont’d)
and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally of below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.
Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
Loan Participations and Assignments Risk. The Fund may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Western Asset to be creditworthy.
Common Stock Risk. The Fund may purchase equity securities (including but not limited to common stock, preferred stock, convertible securities, and warrants of U.S. and non-U.S.

Western Asset High Yield Defined Opportunity Fund Inc.

issuers) directly. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.
Preferred Stock Risk. The Fund may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in “—Convertible Securities Risk.”
Convertible Securities Risk. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the
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Summary of information regarding the Fund (unaudited) (cont’d)
common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions, own positions covering its obligations or otherwise cover such obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Risk of Short Economic Exposure Through Derivatives. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime

Western Asset High Yield Defined Opportunity Fund Inc.

mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Credit Default Swap Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap is a form of leverage.
Structured Notes and Related Instruments Risk. The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Risks of Futures and Options on Futures. The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.
• Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.
• There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.
• Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.
• There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
• There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.

Western Asset High Yield Defined Opportunity Fund Inc.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.
Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.
Rating Agency Risk. Credit ratings are issued by rating agencies which are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, in recent years there have been instances in which the initial rating assigned by a rating agency to a security failed to take account of adverse economic developments which subsequently occurred, leading to losses that were not anticipated based on the initial rating. To the extent that the issuer of a security pays a
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.
Market Events Risk.  The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has recently enacted and proposed to enact significant new tariffs and President Trump has directed various federal agencies to further evaluate key aspects of U.S trade policy, which could potentially lead to significant changes to current policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

Western Asset High Yield Defined Opportunity Fund Inc.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Tax Risks. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction
Western Asset High Yield Defined Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.
Cybersecurity Risk. Like other funds and business enterprises, the Fund, the Manager, Western Asset, the relevant listing exchange and their service providers are subject to the risk of cybersecurity incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private stockholder information) or proprietary information, cause the Fund, the Manager, Western Asset, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The Fund, Western Asset, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the Manager. Cybersecurity incidents may result in financial losses to the Fund and its stockholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on October 26, 2010. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such
Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Yield Defined Opportunity Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$11,495,348
Qualified Business Income Dividends Earned	§199A	$26,019
Section 163(j) Interest Earned	§163(j)	$23,295,294
Interest Earned from Federal Obligations	Note (1)	$266,164
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
Western Asset High Yield Defined Opportunity Fund Inc.

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Western Asset
High Yield Defined Opportunity Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo*
Eileen A. Kamerick**
Chair
Nisha Kumar
Peter Mason*
Hillary A. Sale*
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset High Yield Defined Opportunity Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Ltd
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
HYI
*
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•  Personal information included on applications or other forms;
•  Account balances, transactions, and mutual fund holdings and positions;
•  Bank account information, legal documents, and identity verification documentation; and
•  Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•  Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.
Western Asset High Yield Defined Opportunity Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90766-A 7/25

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possess the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2024 and May 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,206 in May 31, 2024 and $50,038 in May 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2024 and $0 in May 31, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in May 31, 2024 and $10,000 in May 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in May 31, 2024 and $0 in May 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $342,635 in May 31, 2024 and $334,889 in May 31, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo*

Eileen A. Kamerick

Nisha Kumar

Peter Mason*

Hillary A. Sale*

* Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became members of the Audit Committee.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Western Asset Management Company, LLC Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.
•	Copies of proxy statements received with respect to securities in client accounts.
•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast;
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;
9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and
10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business.

What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset since September 2024; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Walter Kilcullen Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of May 31, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	61	$79.50 billion	None	None
	Other Pooled Vehicles	217	$47.79 billion	17	$2.19 billion
	Other Accounts	330	$99.60 billion	13	$6.26 billion
Christopher Kilpatrick ‡	Other Registered Investment Companies	11	$4.58 billion	None	None
	Other Pooled Vehicles	8	$569 million	3	$361 million
	Other Accounts	13	$873 million	None	None
Walter Kilcullen‡	Other Registered Investment Companies	7	$2.88 billion	None	None
	Other Pooled Vehicles	16	$7.35 billion	3	$361 million
	Other Accounts	12	$1.63 billion	None	None

 ‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of May 31, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Christopher F. Kilpatrick	A
Walter Kilcullen	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to  the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2025

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 25, 2025